UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2013

NxSTAGE MEDICAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51567	04-3454702
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Merrimack Street, Lawrence, MA		01843
(Address of principal executive offices)		(Zip Code)

(978) 687-4700
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 20, 2013, the Board of Directors of NxStage Medical, Inc. (“NxStage”) elected Jay W. Shreiner to serve as a director. In connection with his election to the Board and in accordance with NxStage's non-employee director compensation policy, Mr. Shreiner will (1) receive an annual retainer of $40,000, (2) be awarded an option to purchase 16,063 shares of NxStage common stock under the 2005 Stock Incentive Plan, and (3) enter into NxStage's form of indemnification agreement for directors.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NxStage Medical, Inc.

By: /s/ Jeffrey H. Burbank
Jeffrey H. Burbank
Chief Executive Officer
Date: June 21, 2013